SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C.  20549



                                    FORM 8-K


                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934



                        Date of Report:    March 29, 1996

                Date of Earliest Event Reported:  March 28, 1996


                                TANDYCRAFTS, INC.

                             A DELAWARE CORPORATION


            1-7258                                       75-1475224
            ------                                       ----------
   (Commission File Number)                  (IRS Employer Identification No.)



                              1400 Everman Parkway
                            Fort Worth, Texas  76140
                                 (817) 551-9600


ITEM 5.   OTHER EVENTS
          ------------

          (a) On March 28, 1996, Registrant issued a press release announcing the sale of Prestige Leather Company.

ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS
          ---------------------------------

          (c)  Exhibits.
               ---------

               Exhibit
               Number             Description
               -------   ------------------------------

                99       Copy of press release announcing the
                         sale of Prestige Leather Company


                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf of the undersigned thereunto duly authorized.


                                   TANDYCRAFTS, INC.


Date:  March 28, 1996              By:/s/ Jerry L. Roy
                                     ----------------------
                                     Jerry L. Roy,
                                     President



Date:  March 28, 1996              By:/s/ Michael J. Walsh
                                     ----------------------
                                     Michael J. Walsh
                                     Chief Financial Officer